Exhibit 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Rub A Dub Soap, Inc. (the "Company") on Form 10-QSB for the period ending November 30, 2003 (the "Report"), I, Lisa
R. Powell, President, Secretary and Treasurer Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.


/s/ Lisa R. Powell
-------------------------
President, Secretary, and
Treasurer

January 14, 2004
----------------
Date